SEVENTH AMENDMENT TO LOAN AGREEMENT


         THIS SEVENTH AMENDMENT TO LOAN AGREEMENT dated as of December 31, 2001, but effective as of November 29, 2001 (this "Amendment"), is between WINTRUST FINANCIAL CORPORATION, an Illinois corporation (the "Borrower"), and LASALLE BANK NATIONAL ASSOCIATION, a national banking association (the "Bank").

                                    RECITALS

         A. The Borrower and the Bank entered into a Loan Agreement dated as of August 30, 1996, as amended by a First Amendment thereto dated March 1, 1997, a Second Amendment thereto dated August 30, 1997, a Third Amendment dated August 30, 1998, a Fourth Amendment dated August 30, 1999, a Fifth Amendment dated August 30, 2000 and a Sixth Amendment dated June 1, 2001 (collectively, the "Agreement"); and

         B. The Borrower desires to increase the total amount which may be borrowed hereunder to $70,000,000, to divide the Loan into a $25,000,000 loan payable February 27, 2006 and a $45,000,000 loan payable December 31, 2001, and to otherwise amend the Agreement as more fully described herein.

         C. Borrower has agreed to pledge its 100% interest in the common stock of Northbrook Bank & Trust in consideration of the Bank agreeing to increase the Loan and agreeing to the modifications set forth herein.

         NOW,  THEREFORE,  in  consideration  of the premises and other good and
valuable   consideration,   the  receipt   and   adequacy  of  which  me  hereby
acknowledged, the parties hereto agree as follows:

         1. DEFINITIONS. All capitalized terms used herein without definition shall have the respective meanings set forth in the Agreement.

         2. AMENDMENTS TO THE AGREEMENT.

                  2.1 AMENDMENT TO THE FIRST "WHEREAS"  CLAUSE OF THE AGREEMENT.
                      ---------------------------------------------------------
The first "WHEREAS" clause of the Agreement is hereby amended as of the date hereof by deleting it in its entirety and replacing it with the following:

         "WHEREAS, the Borrower desires to borrow from the Bank up to the sum of
         SEVENTY  MILLION  DOLLARS   ($70,000,000)   in  order  to  support  the
         Borrower's working capital needs;"

                  2.2 AMENDMENT TO SECTION 1 OF THE AGREEMENT.  Section 1 of the
                      ---------------------------------------
Agreement is hereby deleted and in lieu thereof is inserted the following:


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                  LaSalle  agrees to extend a loan (the  "Loan") to the Borrower in the principal amount of SEVENTY MILLION DOLLARS ($70,000,000) secured by the Pledge Agreements, in accordance with the terms and subject to the conditions set forth in this Agreement, the Note and the Pledge Agreements.

                  2.3 AMENDMENT TO SECTION 3 OF THE AGREEMENT.  Section 3 of the
                      ---------------------------------------
Agreement is hereby amended as of the date hereof by deleting the figure "FORTY MILLION DOLLARS ($40,000,000)" and substituting therefor the figure "FIFTY MILLION DOLLARS ($50,000,000)".

                  2.4  AMENDMENT  TO  SECTION  3 OF  THE  AGREEMENT.  The  first
                       --------------------------------------------
paragraph of Section 3 and Section 3(a) is hereby deleted and in lieu thereof is
             ---------     ------------
inserted the following:

                   The Loan shall be evidenced by two notes, one in the amount of TWENTY FIVE MILLION DOLLARS ($25,000,000) (sometimes referred to as the "$25M Note") and the other in the amount of FORTY FIVE MILLION DOLLARS ($45,000,000) (sometimes referred to as the "$45M Note") (both notes are hereafter sometimes collectively referred to as the "Note"). The two notes shall be in the form set forth as Exhibit A-1 and Exhibit
                                                         -----------     -------
         A-2 hereto.
         ---

                  "(a) Interest accruing at the Prime Rate (hereinafter defined) on amounts outstanding under the Note shall be payable quarterly, in arrears, commencing on February 28, 2002 and continuing an each of the following days May 29th, August 29th November 29th and February 28th thereafter. A final payment of all outstanding amounts due under the $25M Note including, but not limited to principal, interest and any amounts owing under Subsection 10(m) of this Agreement, if not payable earlier, shall be due and payable on February 27, 2006. A final payment of all outstanding amount due under the $45M Note including, but not limited to principal, interest and any amounts due and owing under Subsection10(m) of this Agreement, if not payable earlier, shall be due and payable on December 31, 2003. The applicable due dates hereinabove referenced shall be hereafter referred to as the "Applicable Maturity Date". Accrued and unpaid interest on the unpaid principal balance of all advances outstanding from time to time which are LIBOR (hereinafter defined) advances shall be payable on the last business day of each Interest Period (hereinafter defined), commencing on the first such date to occur after the date hereof, on the date of any principal repayment of a LIBOR advance and on the Applicable Maturity Date. The amounts outstanding under the Note from time to time shall bear interest calculated on the actual number of days elapsed on the basis of a 360 day year, at a rate equal, at the Borrower's option, to either
         (a) the, London Inter-Bank Offered Rate "LIBOR") plus 125 basis points, or (b) the Prime Rate (whichever rate is so selected, the "Interest Rate").

                  For purposes of this Agreement, the term "Prime Rate" shall mean the floating prime rate in effect from time to time as so by the Bank, and referred to by the Bank as its Prime Rate. The Borrower acknowledges that the Prime Rate is not necessarily the Bank's lowest or most favorable rate of interest at any one time. The effective date of any


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         change in the Prime Rate shall for purposes hereof be the date the rate change is publicly announced by the Bank.

                  For purposes of this Agreement, "LIBOR" shall mean the per annum rate of interest at which U.S. dollar deposits in an amount comparable to the amount of the relevant LIBOR Loan and for a period equal to the relevant "Interest Period" (hereinafter defined) are offered generally to the Bank (rounded upward if necessary, to the nearest 1/16 of 1.00%) in the London Interbank Eurodollar market at 11:00 a.m. (London time) two banking days prior to the commencement of each Interest Period, such rate to remain fixed for such Interest Period. The LIBOR rate for all LIBOR advances made during an Interest Period shall be fixed at the LIBOR rate in effect for the initial LIBOR advance with respect to such Interest Period and interest on all such advances during the Interest Period shall be due and payable at the expiration of such Interest Period. "Interest Period" shall mean successive three month periods as selected from time to time by the Borrower by notice given to the Bank not less than three banking days prior to the first day of each respective Interest Period; provided that: (i) each three month period occurring after such initial period shall commence an the day on which the next preceding period expires;
         (ii) each Interest Period shall be such that its expiration occurs on February 28, 2002 and continuing on each of the following May 29th, August 29th, November 29th and February 28th, and the final Interest Period shall be such that it expiration occurs on or before the Applicable Maturity Date; and (iii) if for any reason the Borrower shall fail to select timely a period, then it shall be deemed to have selected a period that expires on the next occurring of the above dates. Interest shall be payable on the la it banking day of each Interest Period, commencing on the first such date to occur after the date hereof, at maturity, after maturity on demand, and on the date of any payment hereon on the amount paid. The Borrower hereby further promises to pay to the order of the Bank, on demand, interest on the unpaid principal amount hereof after maturity (whether by acceleration or otherwise) at a rate of two per cent per annum in excess of the rate in effect at the time of maturity.

                  The Bank's determination of LIBOR as provided above shall be conclusive, absent manifest error. Furthermore, if the Bank determines, in good faith (which determination shall be conclusive, absent manifest error), prior to the commencement of any Interest Period that (a) U.S. dollar deposits of sufficient amount and maturity for funding any LIBOR Loan are not available to the Bank in the London Interbank Eurodollar market in the ordinary course of business, or (b) by reason of circumstances affecting the London Interbank Eurodollar market, adequate and fair means do not exist for ascertaining the rate of interest to be applicable to the relevant LIBOR Loan, the Bank shall promptly notify the Borrower and such LIBOR Loan shall be immediately due and payable on the last banking day of the then existing Interest Period, without further demand, presentment, protest or notice of any kind, all of which are hereby waived by the Borrower.

                  If, after the date hereof, the introduction of, or any change in any applicable law, treaty, rule, regulation or guideline or in the interpretation or administration thereof by any governmental authority or any central bank or other fiscal, monetary or other authority having jurisdiction over the Bank or its lending office (a "Regulatory Change"), shall, in the opinion of counsel to the Bank, makes it unlawful for the Bank to make or maintain any LIBOR Loan evidenced hereby, then the Bank shall promptly notify the Borrower and such LIBOR Loan shall be immediately due and payable on the last banking day of the then existing Interest Period or on such earlier date as required by law, all without further demand, presentment, protest or notice of any kind, all of which are hereby waived by the Borrower.

                  If, for any reason, any LIBOR Loan is paid prior to the last banking day of its then current Interest Period, the Borrower agrees to indemnify the Bank against any loss (including any loss on redeployment of the funds repaid), cost or expense incurred by the Bank as a result of such prepayment.

                  If any  Regulatory  Change  (whether or not having the form of law) shall (a) impose, modify or deem applicable any assessment, reserve, special deposit or similar requirement against assets held by, or deposits in or for the account of or loans by, or any other acquisition of funds or disbursements by, the Bank; (b) subject the Bank or any LIBOR Loan to any tax, duty, charge, stamp tax or fee or change the basis of taxation of payments to the Bank of principal or interest due from the Borrower to the Bank hereunder (other than a change in the taxation of the overall not income of the Bank); or (c) impose on the Bank any other condition regarding such LIBOR Loan or the Bank's funding thereof, and the Bank shall determine (which determination shall be conclusive, absent manifest error) that the result of the foregoing is to increase the cost to the Bank of making or maintaining such LIBOR Loan or to reduce the amount of principal or interest received by the Bank hereunder, then the Borrower shall pay to the Bank, on demand, such additional amounts as the Bank shall, from time to time, determine are sufficient to compensate and indemnify the Bank for such increased cost or reduced amount."

                  2.5 REVOLVING  NOTE.  All  references in the Loan Agreement to
                      ---------------
the Revolving Note or the Replacement Revolving Note in the form of Exhibit "A" to the Loan Agreement shall be deemed to be references to the Revolving Notes in the form of Exhibit "A-1" and Exhibit "A-2" attached hereto and made a part hereof.

         3. WARRANTIES. To induce the Bank to enter into this Amendment, the Borrower warrants that:

                  3.1 AUTHORIZATION.  The Borrower is duly authorized to execute
                      -------------
and deliver this Amendment and is and will continue to be duly authorized to borrow monies under the Agreement, as amended hereby, and to perform its obligations under the Agreement, as amended hereby.

                  3.2  NO.  CONFLICTS.   The  execution  and  delivery  of  this
                       --------------
Amendment and the performance by the Borrower of its obligations under the Agreement as amended hereby, do not and will not conflict with any provision of law or of the charter or by-laws of the Borrower or of any agreement binding upon the Borrower.

                  3.3 VALIDITY AND BINDING  EFFECT.  The  Agreement,  as amended
                      ----------------------------
hereby, is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

                  3.4 NO  DEFAULT.  As of the date  hereof,  no Event of Default
                      -----------
under Section 9 of the Agreement, as amended by this Amendment Or event or condition which, with the giving of notice or the passage of time, shall constitute an Event of Default, has occurred or is continuing.

                  3.5 WARRANTIES. As of the date hereof, the representations and
                      ----------
warranties in Section 5 of the Agreement are true and correct as though made on such date, except for such Changes as are specifically permitted under the Agreement,

         4. CONDITIONS PRECEDENT. This Amendment shall become effective as of the date above first written after receipt by the Bank of the following documents:

               (a)  This Amendment duly executed by the Borrower;

               (b) A $25,000,000 Revolving Note in the form attached hereto as Exhibit A-1 duly executed by the Borrower;
                    -----------

               (c) A $45,000,000 Revolving Note in the form attached hereto as Exhibit A-2 duly executed by Borrower;
                    -----------

               (d)  A Fourth Amendment to Pledge and Security Agreement;

               (e)  A First Amendment to Collateral Safekeeping Agreement;

               (f) Delivery of 100% of outstanding capital stock of Northbrook Bank & Trust;

               (g)  Stock powers, if required by the Custodian;

               (h) Such other documents and instruments as the Bank reasonably requests.

         5. GENERAL.

                  5.1 LAW. This Amendment shall be construed in accordance with and governed by the laws of the State of Illinois.

                  5.2 SUCCESSORS. This Amendment shall be binding upon the Borrower and the Bank and Their respective successors and assigns, and shall inure to the benefit of the Borrower and the Bank and their respective successors and assigns.

                  5.3  CONFIRMATION OF THE AGREEMENT.  Except as amended hereby,
                       -----------------------------
the Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.


LASALLE BANK NATIONAL                       WINTRUST FINANCIAL
ASSOCIATION                                 CORPORATION

By:      __________________________         By:      ___________________________

Its:     __________________________         Its:     ___________________________

                                   EXHIBIT A-1
                                   -----------

                                 REVOLVING NOTE

$25,000,000                                       Dated: as of November 29, 2001

         FOR VALUE RECEIVED. WINTRUST FINANCIAL CORPORATION, an Illinois corporation (the "Maker") promises to pay to the order of LASALLE BANK NATIONAL ASSOCIATTON, a national banking association (the "Bank") the lesser of the principal sum of TWENTY FIVE MILLION DOLLARS ($25,000,000), or the aggregate unpaid principal amount outstanding under the Loan Agreement dated August 30, 1996 (as amended from time to time, the "Loan Agreement") between the Bank and the Maker at the maturity or maturities and in the amount or amounts as stated on the records of the Bank together with interest (computed on actual days elapsed on the basis of a 360 day year) on any and all principal amounts outstanding hereunder from time to time from the date hereof until maturity. Interest shall be payable at the rates of interest and the times set forth in the Loan Agreement. In no event shall any principal amount have a maturity later than February 27, 2006.

         This Note shall be available for direct advances.

         Principal and interest shall be paid to the Bank at its office at 135 South LaSalle Street, Chicago, Illinois 60603, or at such other place as the holder of this Note may designate in writing to the Maker. This Note may be prepaid in whole or in part as provided for in the Loan Agreement.

         This Note evidences indebtedness incurred under the Loan Agreement, to which reference is hereby made for a statement of the terms and conditions under which the due date of the Note or any payment thereon may be accelerated. The holder of this Note is entitled to all of the benefits provided for in the Loan Agreement.

         The Maker agrees that in action or proceeding instituted to collect or enforce collection of this Note, the amount on the Bank's records shall be conclusive and binding evidence, absent demonstrable error, of the unpaid principal balance of this Note.

         This Note is in partial replacement and substitution of, but not repayment for, a Revolving Note of the Borrower dated June 1, 2001 in the principal amount of $50,000,000 and is in no way intended to constitute a novation therefor.


                                  WINTRUST FINANCIAL CORPORATION


                                  By:      _______________________________
                                  Its:     _______________________________

                                   EXHIBIT A-2
                                   -----------

                                 REVOLVING NOTE

$45,000,000                                       Dated: as of November 29, 2001

         FOR VALUE RECEIVED. WINTRUST FINANCIAL CORPORATION, an Illinois corporation (the "Maker") promises to pay to the order of LASALLE BANK NATIONAL ASSOCIATTON, a national banking association (the "Bank") the lesser of the principal sum of FORTY FIVE MILLION DOLLARS ($45,000,000), or the aggregate unpaid principal amount outstanding under the Loan Agreement dated August 30, 1996 (as amended from time to time, the "Loan Agreement") between the Bank and the Maker at the maturity or maturities and in the amount or amounts as stated on the records of the Bank together with interest (computed on actual days elapsed on the basis of a 360 day year) on any and all principal amounts outstanding hereunder from time to time from the date hereof until maturity. Interest shall be payable at the rates of interest and the times set forth in the Loan Agreement. In no event shall any principal amount have a maturity later than December 31, 2002.

         This Note shall be available for direct advances.

         Principal and interest shall be paid to the Bank at its office at 135 South LaSalle Street, Chicago, Illinois 60603, or at such other place as the holder of this Note may designate in writing to the Maker. This Note may be prepaid in whole or in part as provided for in the Loan Agreement.

         This Note evidences indebtedness incurred under the Loan Agreement, to which reference is hereby made for a statement of the terms and conditions under which the due date of the Note or any payment thereon may be accelerated. The holder of this Note is entitled to all of the benefits provided for in the Loan Agreement.

         The Maker agrees that in action or proceeding instituted to collect or enforce collection of this Note, the amount on the Bank's records shall be conclusive and binding evidence, absent demonstrable error, of the unpaid principal balance of this Note.

         This Note is in partial replacement and substitution of, but not repayment for, a Revolving Note of the Borrower dated June 1, 2001 in the principal amount of $50,000,000 and is in no way intended to constitute a novation therefor.


                                  WINTRUST FINANCIAL CORPORATION


                                  By:      _______________________________
                                  Its:     _______________________________


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